Exhibit 99.1

CONTACTS:

Brad Driver, investor relations

408.503.2943

brad.driver@palmOne.com

Marlene Somsak, media relations

408.503.2592

marlene.somsak@palmOne.com

palmOne Reports Q2 FY’04 Results

Revenue Up 5%; EPS from Continuing Operations $0.07

MILPITAS, Calif., Dec. 18, 2003—palmOne, Inc. (Nasdaq: PLMO)—which consists of the former Palm, Inc. Solutions Group business plus Handspring, Inc.—today reported revenue of $271.2 million for the second quarter of fiscal year 2004, ended Nov. 28, up 5 percent from the $257.9 million reported during the second quarter a year ago.

These results include effects of the Oct. 28 spin-off of PalmSource and the Oct. 29 acquisition of Handspring. Accordingly, palmOne results have two months of PalmSource results included in discontinued operations and one month of Handspring results included in income from continuing operations.

For the second quarter of fiscal year 2004, income from continuing operations, in accordance with generally accepted accounting principles (GAAP), was $2.6 million, or $0.07 per share. This compares to income from continuing operations from the year ago quarter of $9.5 million, or $0.33 per share. Including discontinued operations, the net loss for the second quarter of fiscal year 2004 was $4.1 million, or $0.11 per share, compared to net income in the second quarter a year ago of $3.5 million or $0.12 per share.

Net income in the second quarter of fiscal year 2004, measured on a non-GAAP basis, totaled $5.5 million, or $0.14 per share. This compares to non-GAAP net income in the second quarter a year ago of $8.5 million, or $0.29 per share. Non-GAAP net income excludes the effects of amortization of intangible assets and of stock-based compensation, restructuring charges and losses from discontinued operations.

“We’re pleased with our progress this quarter,” said Todd Bradley, palmOne president and chief executive officer. “Our fall launch was smooth, and our products immediately received broad and significant recognition. New business and consumer solutions helped us increase revenue, gain market share, improve inventory turns and acheive positive operating income.

“We’re in excellent position to continue to lead the industry with the broadest array of software-rich handheld computing and communications solutions that our customers, partners and stockholders expect,” Bradley said.

The company noted the following year-over-year operational highlights in the quarter’s results:

•	Revenue up 5 percent;

•	Gross margins stable at 27.1 percent;

•	Average selling price of $172, up from $160;

•	Expenses for sales and marketing, research and development, and general and administrative costs, including those for the Handspring acquisition, were tightly managed to $68 million, compared with $66 million in the year-ago quarter;

•	GAAP operating profit of $2.6 million, and non-GAAP operating profit of $5.5 million; and

•	Inventory turn improvement to 26 from 18.

During the quarter, palmOne, Inc. announced the following:

•	The stockholders of Palm, Inc. approved a transaction that included the spin-off of PalmSource, the former operating-system platform subsidiary of Palm, Inc., and the acquisition of Handspring. Two new publicly traded companies have emerged: a leading handheld-software platform company, PalmSource, Inc., which trades on the Nasdaq stock market under the ticker symbol PSRC, and a stronger market leader in mobile devices and solutions, palmOne, which trades on the Nasdaq stock market under the ticker symbol PLMO;

•	Three new handheld-computing solutions: the Zire™ 21 handheld for entry-level consumers, the Tungsten™ E handheld for cost-conscious mobile professionals seeking premium performance including multimedia, and the Tungsten T3 handheld for the most demanding professionals who want best-in-class color with landscape and portrait capabilities plus multimedia and wireless technology;

•	New carriers bringing the Treo™ 600 smartphone directly to customers of Orange, S.A. in the U.K., France and Switzerland; Sprint, Cingular and AT&T Wireless customers in the United States; plus to customers of other carriers via a wide array of distributors around the world; and

•	Expanded collaboration with IBM to create the industry’s best handheld platform for enterprise software and data access. The collaboration includes the delivery of IBM’s Java™ Virtual Machine across future Tungsten family handhelds, embracing the 3 million-strong Java developer community, and new Java support for Treo 600 smartphones.

During the quarter, palmOne sold 1.4 million handheld computing and communication solutions, bringing the total number the company has sold to 24.4 million. The company’s ending cash and cash equivalents balance was $218.2 million.

INVESTOR’S NOTE: The company will hold a conference call for the public on Thursday, Dec. 18, at 5 a.m. Pacific/ 8 a.m. Eastern to discuss matters covered in this news release. The dial-in number for the call is 888.335.6680 in the United States and 973.935.8508 for international callers. No pass code is needed. A telephone call replay of the conference call will be available through Dec. 26, 2003, beginning Dec. 18 at approximately 8 a.m. Pacific. The dial-in number for the replay is 877.519.4471 (PIN# 4374479) in the United States and 973.341.3080 (PIN# 4374479) for international callers. The live conference call also will be available over the Internet by logging onto the investor relations section of palmOne’s website at http://ir.palmOne.com. An audio replay and text transcript of the conference call also can be accessed at the same URL beginning on Dec. 18, 2003.

NON-GAAP FINANCIAL MEASURES: The non-GAAP financial measures used in this news release exclude the impact of amortization of intangible assets and stock-based compensation, restructuring charges, the change in the valuation allowance for deferred tax assets and the related income tax provision, and loss from discontinued operations. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The company’s management refers to these non-GAAP financial measures—such as non-GAAP operating income (loss), income (loss) from continuing operations and net income (loss)—in making operating decisions because they provide meaningful supplemental information regarding the company’s operational performance, including the company’s ability to provide cash flows to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measure as provided with the financial statements attached to this news release.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding our ability to grow our business, to timely deliver innovative, consumer-oriented mobile solutions, to continue to provide the broadest array of software-rich mobile solutions, to remain competitive and to continue to lead our industry. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially, including, without limitation, the following: palmOne’s ability to secure and protect its intellectual property; fluctuations in the demand for palmOne’s existing and future products and services and growth in palmOne’s industries and markets; possible defects in products and technologies developed; palmOne’s ability to timely and cost-effectively obtain components and elements of our technology from suppliers; palmOne’s ability to compete with existing and new competitors; palmOne’s ability to successfully operate as a separate company after and possible problems arising from the spin-off of PalmSource; and the successful integration of Handspring’s employees and technologies with those of palmOne. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in palmOne’s most recent filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the fiscal quarter ended August 29, 2003 and its Registration Statement on Form S-4, filed July 3, 2003, as amended. palmOne undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

About palmOne, Inc.

Information about palmOne, Inc. is available at http://www.palmOne.com.

Palm OS, palmOne, Handspring, Zire, Tungsten and Treo are among the trademarks or registered trademarks owned by or licensed to palmOne, Inc. or its subsidiaries. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

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palmOne, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	Nov. 30, 2003	Nov. 30, 2002	Nov. 30, 2003	Nov. 30, 2002
Revenues	$271,215	$257,902	$439,823	$422,627
Costs and operating expenses:
Cost of revenues (**)	197,739	187,632	318,963	314,638
Sales and marketing	43,709	40,805	78,287	81,329
Research and development	14,948	16,518	31,776	35,476
General and administrative	9,355	8,631	18,049	17,579
Amortization of intangible assets and stock-based compensation (*)	1,938	992	2,059	2,499
Restructuring charges	918	(2,023)	3,588	(2,604)

Total costs and operating expenses	268,607	252,555	452,722	448,917

Operating income (loss)	2,608	5,347	(12,899)	(26,290)
Interest and other income (expense), net	1,608	4,775	1,451	4,983

Income (loss) before income taxes	4,216	10,122	(11,448)	(21,307)
Income tax provision	1,584	601	2,782	220,445

Income (loss) from continuing operations	2,632	9,521	(14,230)	(241,752)
Loss from discontinued operations (net of taxes of $4, $623, $252 and $905, respectively )	(6,750)	(6,001)	(11,634)	(13,473)

Net income (loss)	$(4,118)	$3,520	$(25,864)	$(255,225)

Net income (loss) per share:
Basic:
Continuing operations	$0.07	$0.33	$(0.43)	$(8.33)
Discontinued operations	(0.18)	(0.21)	(0.35)	(0.47)

	$(0.11)	$0.12	$(0.78)	$(8.80)

Diluted:
Continuing operations	$0.07	$0.33	$(0.43)	$(8.33)
Discontinued operations	(0.18)	(0.21)	(0.35)	(0.47)

	$(0.11)	$0.12	$(0.78)	$(8.80)

Shares used in computing per share amounts:
Basic	36,696	29,046	33,022	29,007
Diluted	38,743	29,086	33,022	29,007
(*) Amortization of intangible assets and stock-based compensation:
Cost of revenues	$84	$389	$88	$775
Sales and marketing	1,599	190	1,657	393
Research and development	37	286	64	1,062
General and administrative	218	127	250	269

	$1,938	$992	$2,059	$2,499

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

(**) Cost of revenues does not include that portion of amortization of intangible assets and stock-based compensation related to cost of revenues.

palmOne, Inc.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended Nov. 30, 2003			Three Months Ended Nov. 30, 2002
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenues	$271,215	$—	$271,215	$257,902	$—	$257,902
Costs and operating expenses:
Cost of revenues (**)	197,739	—	197,739	187,632	—	187,632
Sales and marketing	43,709	—	43,709	40,805	—	40,805
Research and development	14,948	—	14,948	16,518	—	16,518
General and administrative	9,355	—	9,355	8,631	—	8,631
Amortization of intangible assets and stock-based compensation (*)	1,938	(1,938)	—	992	(992)	—
Restructuring charges	918	(918)	—	(2,023)	2,023	—

Total costs and operating expenses	268,607	(2,856)	265,751	252,555	1,031	253,586

Operating income (loss)	2,608	2,856	5,464	5,347	(1,031)	4,316
Interest and other income (expense), net	1,608	—	1,608	4,775	—	4,775

Income (loss) before income taxes	4,216	2,856	7,072	10,122	(1,031)	9,091
Income tax provision	1,584	—	1,584	601	—	601

Income (loss) from continuing operations	2,632	2,856	5,488	9,521	(1,031)	8,490
Loss from discontinued operations (net of taxes of $4 and $623, respectively)	(6,750)	6,750	—	(6,001)	6,001	—

Net income (loss)	$(4,118)	$9,606	$5,488	$3,520	$4,970	$8,490

Net income (loss) per share:
Basic:
Continuing operations	$0.07	$0.08	$0.15	$0.33	$(0.04)	$0.29
Discontinued operations	(0.18)	0.18	—	(0.21)	0.21	—

	$(0.11)	$0.26	$0.15	$0.12	$0.17	$0.29

Diluted:
Continuing operations	$0.07	$0.07	$0.14	$0.33	$(0.04)	$0.29
Discontinued operations	(0.18)	0.18	—	(0.21)	0.21	—

	$(0.11)	$0.25	$0.14	$0.12	$0.17	$0.29

Shares used in computing per share amounts:
Basic	36,696	—	36,696	29,046	—	29,046
Diluted	38,743	—	38,743	29,086	—	29,086
(*)Amortization of intangible assets and stock-based compensation:
Cost of revenues	$84	$(84)	$—	$389	$(389)	$—
Sales and marketing	1,599	(1,599)	—	190	(190)	—
Research and development	37	(37)	—	286	(286)	—
General and administrative	218	(218)	—	127	(127)	—

	$1,938	$(1,938)	$—	$992	$(992)	$—

The above non-GAAP amounts have been adjusted to eliminate amortization of intangible assets and stock-based compensation, restructuring charges and loss from discontinued operations.

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

(**) Cost of revenues does not include that portion of amortization of intangible assets and stock-based compensation related to cost of revenues.

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palmOne, Inc.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Six Months Ended Nov. 30, 2003			Six Months Ended Nov. 30, 2002
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenues	$439,823	$—	$439,823	$422,627	$—	$422,627

Costs and operating expenses:
Cost of revenues (**)	318,963	—	318,963	314,638	—	314,638
Sales and marketing	78,287	—	78,287	81,329	—	81,329
Research and development	31,776	—	31,776	35,476	—	35,476
General and administrative	18,049	—	18,049	17,579	—	17,579
Amortization of intangible assets and stock-based compensation (*)	2,059	(2,059)	—	2,499	(2,499)	—
Restructuring charges	3,588	(3,588)	—	(2,604)	2,604	—

Total costs and operating expenses	452,722	(5,647)	447,075	448,917	105	449,022

Operating income (loss)	(12,899)	5,647	(7,252)	(26,290)	(105)	(26,395)
Interest and other income (expense), net	1,451	—	1,451	4,983	—	4,983

Income (loss) before income taxes	(11,448)	5,647	(5,801)	(21,307)	(105)	(21,412)
Income tax provision	2,782	—	2,782	220,445	(219,141)	1,304

Income (loss) from continuing operations	(14,230)	5,647	(8,583)	(241,752)	219,036	(22,716)
Loss from discontinued operations (net of taxes of $252 and $905, respectively)	(11,634)	11,634	—	(13,473)	13,473	—

Net income (loss)	$(25,864)	$17,281	$(8,583)	$(255,225)	$232,509	$(22,716)

Net income (loss) per share:

Basic:
Continuing operations	$(0.43)	$0.17	$(0.26)	$(8.33)	$7.55	$(0.78)
Discontinued operations	(0.35)	0.35	—	(0.47)	0.47	—

	$(0.78)	$0.52	$(0.26)	$(8.80)	$8.02	$(0.78)

Diluted:
Continuing operations	$(0.43)	$0.17	$(0.26)	$(8.33)	$7.55	$(0.78)
Discontinued operations	(0.35)	0.35	—	(0.47)	0.47	—

	$(0.78)	$0.52	$(0.26)	$(8.80)	$8.02	$(0.78)

Shares used in computing per share amounts:
Basic	33,022	—	33,022	29,007	—	29,007
Diluted	33,022	—	33,022	29,007	—	29,007

(*) Amortization of intangible assets and stock-based compensation:
Cost of revenues	$88	$(88)	$—	$775	$(775)	$—
Sales and marketing	1,657	(1,657)	—	393	(393)	—
Research and development	64	(64)	—	1,062	(1,062)	—
General and administrative	250	(250)	—	269	(269)	—

	$2,059	$(2,059)	$—	$2,499	$(2,499)	$—

The above non-GAAP amounts have been adjusted to eliminate amortization of intangible assets and stock-based compensation, restructuring charges, the change in the valuation allowance for deferred tax assets and the related income tax provision and loss from discontinued operations.

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

(**) Cost of revenues does not include that portion of amortization of intangible assets and stock-based compensation related to cost of revenues.

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palmOne, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except par value amounts)

	Nov. 30, 2003	May 31, 2003
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$218,195	$204,967
Accounts receivable, net of allowance for doubtful accounts of $8,473 and $4,635, respectively	152,987	96,784
Inventories	36,336	22,748
Investment for committed tenant improvements	7,297	—
Prepaids and other	10,318	9,039
Net assets of discontinued operations	—	39,702

Total current assets	425,133	373,240

Restricted investments	1,816	948
Land not in use	60,000	60,000
Property and equipment, net	27,190	31,204
Goodwill	255,327	13,815
Intangible assets, net	18,004	—
Deferred income taxes	34,800	34,800
Other assets	1,420	1,720

Total assets	$823,690	$515,727

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$131,010	$89,371
Accrued restructuring	36,285	34,886
Provision for committed tenant improvements	7,297	—
Other accrued liabilities	134,049	100,519

Total current liabilities	308,641	224,776
Non-current liabilities:
Long-term convertible debt	35,000	35,000
Other non-current liabilities	1,900	165

Stockholders’ equity:
Preferred stock, $.001 par value, 125,000 shares authorized; none outstanding	—	—
Common stock, $.001 par value, 2,000,000 shares authorized; outstanding Nov. 30, 2003, 46,115 shares; May 31, 2003, 29,230 shares	46	29
Additional paid-in capital	1,374,782	1,123,819
Unamortized deferred stock-based compensation	(3,430)	(508)
Accumulated deficit	(894,653)	(868,789)
Accumulated other comprehensive income	1,404	1,235

Total stockholders’ equity	478,149	255,786

Total liabilities and stockholders’ equity	$823,690	$515,727

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

palmOne, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	Nov. 30, 2003	Nov. 30, 2002
Cash flows from operating activities:
Income from continuing operations	$2,632	$9,521
Adjustments to reconcile income from continuing operations to net cash used in operating activities:
Depreciation	5,701	6,006
Amortization	2,411	1,778
Changes in assets and liabilities, net of effect of business acquisition:
Accounts receivable	(67,372)	(76,337)
Inventories	(8,238)	6,692
Prepaids and other	1,585	(2,047)
Accounts payable	30,214	30,069
Accrued restructuring	(4,517)	8,322
Other accrued liabilities	8,370	8,922

Net cash used in operating activities	(29,214)	(7,074)

Cash flows from investing activities:
Purchase of property and equipment	(1,818)	(2,220)
Acquisition of a business, net of cash acquired	16,114	—
Spin-off of PalmSource	(6,000)	—
Purchase of equity investment	—	(1,000)
Sale of short-term investments	—	5,223
Sale of restricted investments	1,896	—

Net cash provided by investing activities	10,192	2,003

Cash flows from financing activities:
Proceeds from issuance of common stock; employee stock plans	9,532	1,129
Repurchase of restricted stock grants	(16)	—

Net cash provided by financing activities	9,516	1,129

Change in cash and cash equivalents	(9,506)	(3,942)
Cash and cash equivalents, beginning of period	227,701	213,424

Cash and cash equivalents, end of period	$218,195	$209,482

Other cash flow information:
Cash paid for income taxes	$(731)	$(2,220)

Cash paid for interest	$(21)	$(35)

Fair value of stock options and warrants assumed in business acquisition	$28,064	$—

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

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